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CENTRE OF EXCELLENCE AGREEMENT

by and between

ASTRAZENECA UK LTD

and

CELLULAR DYNAMICS INTERNATIONAL INC

DECEMBER 3, 2012

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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TABLE OF CONTENTS

1.0    Definitions
2.0    Construction
3.0    Scope of Agreement and Work Plans
4.0    Services
5.0    Materials
6.0    Centre of Excellence Program
7.0    iCell Commercial Cells
8.0    My Cell Services
9.0    Custom Cell Development
10.0    Publications
11.0    Compensation
12.0    Governance of the CoE Program
13.0    Reports and Retention of Documentation
14.0    Delivery and Shipping to AZ
15.0    Intellectual Property
16.0    Term and Termination
17.0    Confidentiality
18.0    Code of Conduct
19.0    Subcontractors
20.0    Debarment and Payment to Healthcare Professionals
21.0    Entire Agreement
22.0    Limitation of Liability
23.0    Independent Contractors
24.0    Governing Law and Jurisdiction
25.0    Assignment
26.0    Dispute Resolution
27.0    Amendments; Waiver
28.0    Injunctive Relief
29.0    Counterparts
30.0    Notices

Exhibit A – Terms and Conditions for Commercial iCell products
Exhibit B – MyCell Services Work Plan and Terms
Exhibit C - Custom Cell Development Work Plan (****)
Exhibit D – Pricing
Exhibit E – CDI Patents
Exhibit F – CDI Licensed Patents

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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CENTER OF EXCELLENCE AGREEMENT

This Center of Excellence Agreement including its exhibits and schedules hereto (collectively, the “Agreement”) is made effective this 3rd day of December, 2012 (hereinafter, the “Effective Date”) by and between Cellular Dynamics International, Inc., having its principal place of business at University Research Park, 525 Science Drive, Suite 200, Madison, WI 53711 USA (“CDI”) and AstraZeneca UK Limited (“AZ”or “AstraZeneca”) whose registered office is at 2 Kingdom Street, London, W2 6BD.

Recitals
Pursuant to the terms herein, CDI will provide certain services and products to AZ and AZ will pay certain fees, all subject to this Agreement.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.0	Definitions
Unless otherwise specifically provided in this Agreement, the following terms shall have the following meanings:
1.0.1    “Affiliate” means, with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such Person or (iii) in the case of a partnership, control of the general partner.
1.0.2     “ CDI Licensed Patents” are the patents and patent applications that CDI has licensed from third parties that are listed on Exhibit F that cover the iCell Products purchased by AZ hereunder, the MyCell Services performed pursuant to Section 8.0, and the performance of CDI under the New Cell Work Plan.
1.0.3    “CDI Patents” are the CDI-owned patents and the patent applications listed on Exhibit E that cover the iCell Products purchased by AZ hereunder, the MyCell Services performed pursuant to Section 8.0, and the performance of CDI under the New Cell Work Plan.
1.0.4     “CoE Fees” has the meaning described in Section 6.
1.0.5    “CoE Program” has the meaning described in Section 6.
1.0.6    “CoE Term” means the period beginning on the Effective Date and ending on November 30, 2013.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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1.0.7    “Commercial Purposes” means any activity for which revenue is received and may include, but is not limited to, (i) use in manufacturing, (ii) use to provide service, information or data to a third party (e.g. screening or profiling), (iii) selling or (iv) reselling, and as otherwise more specifically defined for a particular Work Plan.
1.0.8    “Core Units” has the meaning described in Section 7.0.1.
1.0.9    “FDA” means the United States Food and Drug Administration.
1.0.10     “iCell Products” has the meaning described in Section 7.0.1.
1.0.11    “Indirect Taxes” means value added taxes, sales taxes, consumption taxes, import taxes or duties, customs fees, duties, and other similar taxes required by law to be disclosed as a separate item on the relevant invoice.
1.0.12    “Intellectual Property” means any and all ideas, inventions, discoveries, know-how, data, databases, documentation, reports, materials, writings, designs, computer software, processes, principles, methods, techniques and other information, including Patent Rights, trade secrets, trade marks, service marks, trade names, registered designs, design rights, copyrights (including rights in computer software and database rights), whether registered or not, and all legal means of establishing rights in and to and the aforesaid rights or property similar to any of the foregoing, in any part of the world, together with the right to apply for the registration of any such rights.
1.0.13    “Invoice Currency” means US dollars and will be invoiced and paid as specified in the Work Plan.
1.0.14    “JSC” means the Joint Steering Committee as described in Section 11.
1.0.15    “Knowledge” or “Known” means the actual knowledge of or actually known by CDI’s Chief Technology Officer
1.0.16    “Materials” means any and all materials to be used in the Services, including products, compounds, excipients, raw materials, component materials, delivery devices and packaging materials, samples, specimen and test items.
1.0.17     “Patent Rights” means United States and foreign patents, patent applications, provisional patent applications, certificates of invention, applications for certificates of invention, divisions, continuations, continuations-in-part, non-provisional patent applications claiming priority benefit of a provisional application, continued prosecution applications, national and regional stage counterparts, together with any extensions, registrations, confirmations, reissues, re-examinations or renewals of the above as well as supplementary protection certificates therefor, and any other form of government-issued patent protection directed to the inventions claimed in the foregoing.
1.0.18    “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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1.0.19    “Purchase Order” means a purchase order with a unique number issued by AZ relating to the Services.
1.0.20    “Research Purposes” means for in-house research purposes, including discovery but excluding clinical or therapeutic uses, it being understood that in-house research performed by AZ and its Affiliates with the ultimate aim of bringing commercial products, unrelated to CDI’s products, to market shall not be regarded as Commercial Purposes.
1.0.21    “Reverse Engineer” means the process of analyzing a technology or object to ascertain or discover its structure, how it was designed or how it operates or functions. For purposes of this Agreement, Reverse Engineering does not mean and does not include making modifications to the cells as part of the Research Purposes.
1.0.22    “Services” means the services to be conducted by CDI from time to time under this Agreement, including under any Work Plans and attached hereto
1.0.23    “Tax and Taxation” means any form of tax or taxation, levy, duty, charge, social security charge, contribution, withholding or impost of whatever nature (including any related fine, penalty, surcharge or interest) imposed by, or payable to, a Tax Authority.
1.0.24     “Tax Authority” or “Tax Authorities” means any government, state or municipality, or any local, state, federal or other fiscal, revenue, customs, or excise authority, body or official anywhere in the world, authorised to levy Tax.
1.0.25    “Unit” of iCells means sufficient cells to generate a confluent (****)-well microtitre plate, and where (****) are ordered, (****) flasks of sufficient live cells to generate (****) confluent (****)-well plates, which shall be considered as (****) Units (****).
1.0.26    “Work Plan” means a description of Services and other terms and conditions relating thereto.

2.0	Construction
The Exhibits and the Work Plans (as amended from time to time by agreement of the Parties in writing) form part of this Agreement and have the same force and effect as if expressly set out in the body of the Agreement. Any reference to the Agreement includes the Exhibits and the Work Plans. Any breach of the Exhibits and the Work Plans shall be deemed as a breach of this Agreement.
If there is any inconsistency between a Work Plan and this Agreement, the terms of this Agreement shall govern unless such Work Plan specifically references a Section of this Agreement and expressly states that such Section is intended to be changed or amended by such Work Plan. Such change or amendment shall then apply only with respect to such Work Plan.

3.0	Scope of Agreement and Work Plans
3.0.1    This Agreement sets forth the terms and conditions under which CDI agrees to perform Services, and under which AstraZeneca agrees to purchase Services. The CoE Program is the initial content and scope of the Services and the Parties acknowledge that they may determine to expand

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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the CoE Program, or the CoE Term or may agree that additional Services shall be carried out hereunder. Any additional Services shall be specified in separate Work Plans, drawn up and signed by both Parties from time to time. Each Work Plan shall govern the Services set forth therein. The provision of Services set forth therein shall be governed by the terms and conditions of this Agreement.
3.0.2     Such engagement shall, unless otherwise specified, be on a non-exclusive basis, and AstraZeneca shall at all times have the right to engage other companies for such Services as it, in its sole discretion, deems necessary or appropriate. Any number of Work Plans may be executed pursuant to this Agreement during the CoE Term. However, and for the avoidance of doubt, AstraZeneca has no obligation to place certain amounts of Work Plans under this Agreement.
3.0.3    Each Work Plan shall come into effect when signed by both Parties or at such effective date as is specifically set out in such Work Plan and shall terminate upon completion of the Services or any rights have expired, unless terminated earlier pursuant to Section 16.
3.0.4    Any amendment or modification of a Work Plan must be in writing and signed by authorised representatives of both Parties.
3.0.5    During the CoE Term or any applicable pricing period after the CoE period as described in Sections 7.04, 8.04, and 9.0.9, if AstraZeneca or an Affiliate of AstraZeneca wishes to order Units over and above the Core Units or wishes to receive additional Services from CDI then AstraZeneca or the relevant Affiliate may do so by sending a purchase order to CDI during the CoE Term specifying its requirements or agreeing to a Work Plan with CDI which shall provide for the issue of a purchase order, which purchase order or which Work Plan together with the relevant purchase order will comprise a contract between those parties and which shall incorporate the terms of this Agreement in the contract between them but excluding those terms which relate specifically to the CoE Program, including, without limitation, the payment of the CoE fees, the purchase of the Core Units and the New Cell Work Plan. The Parties agree that such relevant purchase order or Work Plan should contain wording to the following effect if with AZ: “This Work Plan/Purchase Order is made pursuant to the Centre of Excellence Agreement between AstraZeneca UK Limited and Cellular Dynamics International, Inc., dated December 3, 2012, and all of the terms and conditions contained in that agreement shall be deemed to apply between us in relation to this contract and shall override any other standard terms and conditions.” The Parties agree that such relevant purchase order or Work Plan should contain wording to the following effect if with an Affiliate of AZ: “This Work Plan/Purchase Order is made pursuant to the Centre of Excellence Agreement between AstraZeneca UK Limited and Cellular Dynamics International, Inc., dated December 3, 2012, and all of the terms and conditions contained in that agreement other than those provisions which relate specifically and expressly to the CoE Program shall be deemed to apply between us in relation to this contract and shall override any other standard terms and conditions.” Further if the party is an Affiliate of AstraZeneca then, without limiting the foregoing sentence, the Work Plan or Purchase Order shall further specify and language shall be included that (a) has such Affiliate acknowledge and agree that it has received and reviewed a copy of Exhibit A if ordering iCell Commercial Products or pre-commercial products, or Exhibit B if ordering CDI MyCell Services, and (b) such Affiliates agree to be bound by the terms of such Exhibits, as applicable. ”

4.0	Services

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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4.0.1    CDI shall (a) perform the Services with that degree of skill and competence reasonably expected of persons who perform similar services, good scientific manner, and in compliance with all applicable laws and regulations, and (b) carry out the Services in a commercially reasonable manner.
4.0.2    CDI shall be responsible for the safety, health and environmental aspects of all work performed by or on behalf of CDI hereunder and shall have management systems, which systems as determined by CDI, a) ensure the risks and impact of any activity undertaken are assessed, and b) ensure that actions are taken to mitigate against any hazards identified. CDI shall promptly inform AZ in writing in case of any material safety, health and environmental (“SHE”) incidents at its premises in connection with the performance of the Services.
4.0.3    AZ shall provide the necessary information it has in its possession relating to SHE aspects of the Services or any Materials to be provided by or on behalf of AZ. However, such information is supplied in good faith and with the knowledge that CDI remains accountable and liable for all SHE aspects of activities to be undertaken.

5.0	Materials
5.0.1     For any given Work Plan the Parties shall agree on any Materials to be provided by or on behalf of AZ. CDI shall be responsible for obtaining or providing all other Materials necessary to perform the Services.

5.0.2    CDI acknowledges and agrees that all right, title and interest in and to all Materials provided by or on behalf of AZ shall at all times remain the sole property of AZ or its designee. CDI shall not use such Materials for any purpose other than in connection with CDI’s performance of the Services.CDI agrees not to attempt to determine the structure of Materials provided by AZ unless otherwise agreed.

5.0.3    CDI acknowledges that any Materials provided by or on behalf of AstraZeneca may be the subject of issued patents and pending applications covering inter alia the Materials, salts thereof, pharmaceutical compositions thereof, processes for the preparation of the Materials, methods of treatment using the Materials and uses of the Materials. Nothing in this Agreement grants any rights to the CDI under any patent or patent applications except as may be necessary for conducting the Services as set forth herein.

5.0.4    CDI shall use, store and handle the Materials provided by AZ in accordance with any instruction provided by AZ and all applicable law relating thereto. Under no circumstances shall CDI use any Materials in humans.

5.0.5     If for any Work Plan, CDI is providing the donor samples for the Services, CDI shall obtain any necessary rights and permissions required, including all necessary permission and consent from any and all third party donors, if applicable, to use the donor samples for the purposes contemplated in any Work Plan included herein.
5.0.6    If for any Work Plan, AZ is providing the donor samples, AZ shall provide them in adequate time for CDI to carry out the Services in accordance with any given Work Plan. In such

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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event, AZ shall acknowledge that it has all rights and permissions required, including all necessary permission and consent from any and all third party donors, if applicable, to provide the donor samples to CDI for the purposes contemplated herein.

6.0	Center of Excellence Program.
6.0.1 During the CoE Term, CDI shall provide to AZ the iCell® Commercial Cells described in Section 7.0, the MyCell iPS Services described in Section 8.0, and the cell development services described in Section 9.0 pursuant to the terms herein (the “CoE Program”), and AZ shall pay to CDI up to total of (****) Dollars ($(****)) in US Dollars for the same as further specified in Section 7, 8, 9 and 11.0.1 (the “CoE Fees”).
    6.0.2 The CoE Program will be governed by a Joint Steering Committee (“JSC”) as described in Section 12.

7.0	iCell Commercial Cells.
7.0.1    During the CoE Term, CDI shall supply and AZ shall order (****) 1X Units (the “Core Units”), of any commercially available CDI iCell terminal cell types or any pre-commercial release of iCell terminal cells that are assigned a catalog number by CDI and available for order by CDI’s customers generally (the “iCell Products”), subject to this Agreement and to CDI’s terms and use restrictions attached hereto at Exhibit A. AZ shall purchase the Core Units for $(****) per Unit.
7.0.2    AZ shall order at least (****) Units prior to(****), a further (****) Units within (****) after the Effective Date, and the final (****) within (****) after the Effective Date. If AZ fails to order said Core Units, nevertheless CDI may invoice AZ for the same.
7.0.3    CDI shall invoice AZ for each shipment of Units on shipment.
7.0.4    During the CoE Term should AstraZeneca or its Affiliates wish to order additional Units to the Core Units, it may do so pursuant to Exhibit A and for $(****) per Unit, and for Units ordered during the (****) after the CoE Term, (****). (****) will only apply to (****) and excludes (****) that may be delivered pursuant to Section 7.0.1. For the avoidance of doubt this Section 7.0.4 shall apply to any Affiliate of AstraZeneca should they enter into a contract under the provisions of Section 3.0.5 hereunder and wish to order additional Units during the time periods indicated above.
7.0.5    The JSC may consider and agree upon additional price reductions or shared-risk screening projects, in connection with additional orders of iCell Products.

8.0	MyCell Services.
8.0.1    CDI shall perform the MyCell iPS Services to reprogram up to (****) donor samples during the CoE Term (subject to the MyCell Work Plan and the additional terms and conditions for the MyCell Services, attached hereto as Exhibit B,) for $(****) in total, payable as provided for in Section 8.0.3. These fees, however, for the MyCell Services do not include any genetic engineering that AZ may request CDI to perform.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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8.0.2     Deliverables for each donor sample are outlined on Exhibit B.
8.0.3     CDI shall generate and ship the iPS Cells (as defined in Exhibit B) pursuant to the MyCell Work Plan, provided such sample can be reprogrammed, within (****) of the date such reprogramming commenced. Any Differentiated Cells (as defined in Exhibit B) from such iPS Cells will be shipped within (****) to (****) days of the shipment of the iPS Cells but in accordance with and subject to the MyCell Work Plan. CDI shall invoice AZ $(****) upon CDI’s commencement of the reprogramming of each donor sample, and $(****) upon shipment of the iPS Cells for each donor sample to AZ, and $(****) upon shipment of the Differentiated Cells, regardless of whether such deliverables are provided during the CoE Term or after the CoE Term.
8.0.4    During the CoE Term and for a period of (****) following the CoE Term, should AstraZeneca or its Affiliates wish to receive additional MyCell iPS Services, it may do so for $(****) per additional donor sample (for the iPS Cells and Differentiated Cells). For the avoidance of doubt, $(****) does not include any fees CDI may charge related to custom engineering that AZ may request CDI to perform on the iPS Cells. If AZ orders MyCell iPS Services to reprogram (****) samples (in addition to the (****) donor samples described in Section 8.0.1) during the (****) months following the CoE Term, then CDI agrees to (****) for a period of (****) from the end of the CoE Term. For the avoidance of doubt, this Section 8.0.4 shall apply to any Affiliate of AstraZeneca should they enter into a contract under the provisions of Section 3.0.5 hereunder and wish to order additional MyCell iPS Services during the time period indicated above.
8.0.5    During the CoE Term and for a period of (****) following the CoE Term, AZ or its Affiliates may opt to order more than (****) 1X units of differentiated cells from a given donor sample or additional quantities of iPS Cells. Any such additional orders shall be comprised in a minimum order size of at least (****) 1X Units and if they are of the same type of a current iCell Commercial Cells shall be purchased subject to CDI’s terms and use restrictions attached hereto at Exhibit A. The price of such additional cells shall be agreed between the Parties taking into account the standard full commercial price of such differentiated cell type and expenses of CDI to run its differentiation protocols and set up a manufacturing run for such custom cells. If additional custom differentiated cells are ordered by AZ during the CoE Term, such order may count towards the Core Units.
8.0.6    If CDI obtains the donor samples for any MyCell iPS Services performed hereunder, CDI shall retain the rights to commercialize the iPS cells and differentiated cells developed from such samples, including the rights to promote, market, transfer and sell such cells to any third party. If AZ obtains the donor samples for any MyCell iPS Services performed hereunder, then the parties shall mutually agree whether CDI may commercialize such iPS Cells and differentiated cells derived from such sample.

9.0	Custom Cell Development.
9.0.1    During the CoE Term, CDI will attempt to develop, manufacture and commercially release human (****) pursuant to the work plan attached hereto as Exhibit C (the “New Cell Work Plan”). AZ agrees to pay $(****) for the development services outlined in the New Cell Work Plan upon the achievement of the milestones described in the New Cell Work Plan.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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9.0.2    CDI will develop the (****) in accordance with the New Cell Work Plan. During the CoE Term, the JSC may modify the New Cell Work Plan in accordance with the progress for the cell type development.
9.0.3    To complete the New Cell Work Plan, CDI will use or has used the resources of at least (****) FTE employees (the “Development Team”). CDI will own all Intellectual Property rights to any cell type developed by the Development Team hereunder and to any other Intellectual Property developed by the Development Team (“Custom Cell Development Arising IP”).
9.0.4    The New Cell Work Plan will be deemed CDI Confidential Information and such information shall be controlled by Section 17 below.
9.0.5    The Development Team will generate monthly reports to the JSC and meet with the JSC at least quarterly. The monthly reports will be deemed CDI Confidential Information.
9.0.6    The following payments shall be made upon the achievement of milestones as described in the New Cell Work Plan and as determined and approved by the JSC. CDI shall invoice AZ for each milestone payment within (****) of the JSC’s confirmation that a milestone has been achieved. The JSC has the ability to amend or modify any of the milestones and affirm its completion of such modified milestone so that a payment can be made pursuant to the below schedule. Milestone payments are determined pursuant the New Cell Work Plan as follows:
Milestone     CDI Deliverable                    Payment

1	Completion of CDI Responsibility for Steps 1(a) and 1(b) of the New Cell Work Plan	$(****)
2	Completion of the CDI Responsibility for Steps 1(c) and 1(d) of the New Cell Work Plan	$(****)
3	Completion of CDI Responsibility for Step 1(e) of the New Cell Work Plan	$(****)

9.0.7    During the performance of the New Cell Work Plan in satisfaction of the milestones listed above, and as the JSC may agree but in all cases subject to Section 9.0.8 below, CDI will make available limited quantities (anticipated to be approximately (****) cells to satisfy the milestones listed in the New Cell Work Plan related to (****) and (****)) of the cells under development to AZ for Research Purposes and provide AZ with early access to such cells, upon terms agreed upon by the JSC and pursuant to the New Cell Work Plan. Provided that AZ has not terminated the New Cell Work Plan pursuant to Section 16.0.2, such early access shall be exclusive until the New Cell Work Plan has been completed by CDI and thereafter non-exclusive. All Intellectual Property related to the (****) developed by CDI shall belong to CDI.
9.0.8    In connection with any early access to the cells pursuant to Section 9.07 above, AZ, its successors and assigns, hereby covenants and warrants that it will not sue or commence any proceedings against CDI (or its sublicensees, successors or assigns) with respect to or relating to any infringement of any Intellectual Property developed by AZ which constitutes improvements to the (****) in connection with any such early access by AZ to such cells, including without limitation, Intellectual Property related to (****). For the avoidance of doubt, AZ has no obligation to notify CDI

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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of any Intellectual Property it so develops and AZ is not granting any rights to and retains all rights to any and all findings and data and Intellectual Property relating to the performance of AZ’s products, platforms, compounds or molecules in connection with its use of the (****).
9.0.9    If the (****) are successfully developed and commercially launched by CDI, then AZ can purchase such new commercial (****) during the CoE Term and for a period of (****) from the expiration of the CoE Term, subject to CDI’s terms and use restrictions attached hereto at Exhibit A and at a price to be agreed upon between the Parties, which (****) for such cells, or once launched as a full commercial product, (****) for such cells.
9.0.10    CDI makes no representation or warranties that it will be able to successfully develop, make available, commercially launch, or commercially make available the (****) pursuant to the New Cell Work Plan.
9.0.11    If CDI does not make available to AZ the (****) pursuant to the New Cell Work Plan or does not proceed to commercially launch such cells, then CDI and AZ hereby agree to negotiate in good faith regarding the custom manufacture by CDI of the (****) for AZ upon terms and at a price mutually agreeable to both AZ and CDI recognizing both CDI’s and AZ’s respective financial and intellectual contribution to the development of the cells, the custom nature of the manufacturing, and the (****) already provided under this Agreement.

10.0	Publications
10.0.1    Subject to Section 10.0.2 and 10.0.3, CDI reserves all rights to publish any scientific data regarding any new cell type in development by the Development Team. AZ understands and agrees that CDI intends to commercialize any successful cell development by the Development Team, and that AZ shall have exclusive early access to such cells until the New Cell Work Plan has been completed by CDI and the non-exclusive right to purchase such cells upon commercial launch.
10.0.2     If either CDI or AZ wishes to submit, issue, present or publish a publication or presentation relating to data such party has developed in connection with the New Cell Work Plan (or future Work Plans, as may be applicable) and prior to the commercial release of the (****), each party, as applicable, shall provide the other with such proposed publication or presentation at least thirty (30) days prior to the submission, issuance, publication, or presentation for the other party’s review. If requested in writing by such party, the other party shall withhold material from the proposed publication or presentation for an additional ninety (90) days from the date of the other party’s request to allow for the taking of such measures as such party deems appropriate to establish and preserve its proprietary rights in any information or data of the other party included in the proposed publication. Notwithstanding the above, no submission, publication or presentation shall be made unless and until any Confidential Information of the applicable party has been removed or such party has consented to its disclosure.
10.0.3    CDI and AZ agrees that, if either publishes any data aforesaid, the other party is hereby granted an irrevocable, perpetual royalty-free license to make and distribute copies of such publication under any copyright privileges that the other party may have. Subject to the above 10.0.2, AstraZeneca and its Affiliates also shall have the right to publish independently such data

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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provided that due acknowledgement is made for the intellectual contribution made by CDI in accordance with standard scientific practice.

11.0	Compensation
11.0.1    In consideration for CDI’s satisfactory performance of the Services, AZ shall compensate CDI as set forth herein and/or in the relevant Work Plan in US Dollars. AZ acknowledges that the prices set out in this Agreement are provided solely because AZ has agreed to enter into this Agreement and to the payment of the CoE Fees, in the aggregate. AZ acknowledges that these prices are not the commercial prices available for the commercial iCell cells or the MyCell Services, but are only offered to AZ in connection with the CoE Program as a whole, and AZ ‘s payment of the CoE Fees in the aggregate, and as otherwise set out in this Agreement. The CoE Fees do not include Indirect Taxes or shipping charges. Any invoice sent by CDI shall separately list any and all charges for shipping charges and Indirect Taxes.
11.0.2    CDI agrees that the compensation set forth herein and/or in the Work Plan represents AZ’s full and complete obligation to compensate CDI for any and all Services to be performed, rights granted, ownership of results assigned, and resources provided, by CDI under this Agreement.
11.0.3    The Parties agree that all charges whatsoever under this Agreement are inclusive of all Taxes imposed or payable to any Tax Authority except Indirect Taxes.
11.0.4    Each Party shall be responsible for Taxes imposed or calculated by reference to net income or profit, employees employed by that party, assets in which it has an interest, gross income or its equity or share capital. Further each Party shall be responsible for Taxes imposed or calculated on transactions within the Party and its Affiliates, whether in respect of this Agreement or otherwise.
11.0.5    Subject to provision by CDI of a valid Tax invoice in respect of the relevant supply, AstraZeneca shall pay (in accordance with the terms of this Agreement) Indirect Taxes (chargeable at the prevailing rate at the time of the supply) to CDI, in connection with chargeable supplies to AstraZeneca.
11.0.6    In the event of a change in the applicability or rate of a Indirect Tax in relation to a charge due to any structural arrangements that are specific to and particular to CDI (such as location from which supplies are made), CDI shall bear any additional Indirect Tax arising. In the event of a change in the applicability or rate of a Indirect Tax for other reasons, the Parties shall discuss the extent to which any additional Indirect Tax may be mitigated and to the extent mitigation cannot be found, AstraZeneca shall bear the additional Indirect Tax arising.
11.0.7    To the extent, in any circumstances, AstraZeneca has paid an Indirect Tax to CDI which it subsequently transpired was in excess of the Indirect Tax actually due, CDI shall repay to AstraZeneca the excess amount (i) CDI has such excess in its possession, or (ii) if such amount has already been paid to any government authority, then CDI shall take any and all reasonable actions required to file a claim for, or otherwise seek a, refund of such Indirect Taxes; provided, however, that CDI shall have no such obligation if the period of time for filing such claim for refund has closed. If CDI does file such a claim for refund, and if CDI receives a refund of any amount of such

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Indirect Tax from any Tax Authority, then CDI shall pay over the amount of such refunded Indirect Tax to AstraZeneca within ten business (10) days of CDI’s receipt of such amount.
11.0.8    If a deduction or withholding for or on account of a Tax (“Tax Deduction”) is required by law to be made by AstraZeneca, the amount of payment due from AstraZeneca to CDI shall be equal to the (i) payment which would have been due if no Tax Deduction had been required less (ii) the Tax Deduction. AstraZeneca shall not be required to make an increased payment to CDI for a Tax Deduction. AstraZeneca shall co-operate reasonably with CDI to notify CDI when AstraZeneca believes a Tax Deduction is required and in connection with any proposed actions of CDI to reduce or recover the Tax Deduction (e.g. by completing prescribed forms) provided that AstraZeneca shall not dispense or apply a reduced rate of Tax Deduction unless CDI has provided evidence, in a form satisfactory to AstraZeneca of authorization to do so.
11.0.9    The Parties shall reasonably work together with respect to audits, disputes or requests for information with respect to Taxes (e.g. provision of relevant information and documents) in connection with this Agreement. This commitment shall survive termination of this Agreement.
11.0.10     CDI shall invoice AZ as set forth herein and/or in the Work Plan and such invoice shall refer to the relevant AZ Purchase Order number. Each invoice shall be payable to CDI within (****) days after receipt by AZ of such invoice. Unless otherwise instructed by AZ in writing, all invoices and supporting documentation should be sent to AZ in accordance with the details set forth in the Purchase Order.
11.0.11    Notwithstanding the above, AZ shall not be obliged to pay any milestone payments until such milestones have been approved by the JSC.

12.0	Governance of the CoE Program.
12.0.1    The CoE Program will be governed by the JSC. Within two weeks of the Effective Date, CDI will appoint three (3) members and AZ will appoint three (3) members to the JSC which shall include a Co-Chair to be designated by each Party. The JSC will oversee the work performed under this Agreement.
12.0.2    The JSC may set up project teams to which it delegates specific work and which will report back to the JSC.
12.0.3    The JSC shall be responsible for (i) overseeing the conduct of the CoE Program, (ii) modifying the New Cell Work Plan in light of new data or research difficulties, (iii) addressing any issues that arise from the conduct of the research that are not expressly addressed in the New Cell Work Plan; and (iv) during the CoE Term, reviewing publications under Section 10.0.2.
12.0.4    Any and all actions of the JSC shall be taken or approved by majority consent. Approvals may occur at a meeting by vote, or any JSC member may provide his or her consent or his or her approval for any action or approval item by sending an email communication to the other JSC members indicating the same.
12.0.5    The JSC shall meet at least quarterly and more frequently when required in person or by teleconference or videoconference. A quorum of the JSC shall exist whenever there is present at a

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meeting each of the Co-Chairs or their respective designees. In addition, the JSC may act without a formal meeting by a written memorandum signed by the Co‑Chairs of the JSC. Whenever any action by the JSC is required hereunder during a time period in which the JSC is not scheduled to meet, either Co‑Chair shall have the right to call a special meeting or the Co-Chairs may cause the JSC to take the action without a meeting in the applicable time period. Any such additional meetings shall be held at places and on dates selected by the Co‑Chairs.
12.0.6     Each party shall be responsible for the expenses incurred by its appointed members of the JSC.
12.0.7    The JSC shall endeavour to reach consensus on all matters brought before it with each Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting; provided, however, that in the event the JSC is unable to resolve an outstanding matter before it, such matter shall be resolved in good faith by AstraZeneca’s Discovery Sciences Leadership team and the senior management of CDI. Any final decision mutually agreed to by the said senior managements of the Parties shall be in writing and shall be conclusive and binding on the Parties. If such resolution is unattainable by senior management within thirty (30) days from the date the matter in dispute is first brought to the attention of the senior management of the Parties, the dispute shall be resolved in accordance with AstraZeneca’s position (except in the case of disputes relating to (a) whether payment is due CDI under this Agreement, (b) a milestone has been met, (c) determining whether CDI Confidential Information shall be removed in any publication or presentation submitted by AZ pursuant to Section 10.0.2, or (d) the matter in dispute would result in additional expense being incurred by CDI for activities not contemplated herein, which shall be resolved in accordance with Section 26.)

13.0	Reports and Retention of Documentation
13.0.1    During the performance of the Services, the Parties shall meet (either in person or by teleconference or video-conference) as set out in the Work Plan or as AZ may reasonably request, to discuss the progress of the Services.
13.0.2    CDI shall submit to AZ progress reports and/or a final written report as set out in the Work Plan.
13.0.3    CDI shall in a timely manner provide AZ with further written information on any queries or other information requested by AZ.
13.0.4    Subject to Section 17, CDI shall prepare and maintain complete, current, accurate, organized and legible records of all documentation relating to the Services in a manner reasonably acceptable to AZ and mutually agreed between the Parties as necessary for patent and regulatory purposes and in full compliance with all applicable laws. CDI shall retain all such documentation for five (5) years after the completed or terminated Services (the “Retention Period”). CDI shall, if requested by AZ, submit copies of the documentation to AZ during the Retention Period subject to Section 17, and such copies shall be deemed Confidential Information thereunder.
13.0.5    AZ shall contact CDI anytime during or before the expiration of the Retention Period, for instructions on the transfer, retention or disposal of the documentation relating to the Services

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(for such records that do not constitute CDI Confidential Information. A quotation will be provided for the fees for the transfer, continued retention or disposal of such documentation. If at the request of AZ such documentation is disposed of or delivered to AZ, CDI shall be relieved by AZ of any further responsibility therefor.

14.0	Delivery and Shipping to AZ
14.0.1    Any deliverables or products to be shipped by CDI to AZ under this Agreement shall be delivered in accordance with the INCOTERMS 2010 delivery term FCA CDI Madison, Wisconsin to the delivery address set out in the Work Plan, unless any other delivery term is agreed in writing within the Work Plan.
14.0.2    CDI shall deliver any hazardous deliverables in accordance with all applicable laws and regulations and as may further be specified in the Work Plan.

15.0	Intellectual Property
15.0.1    It is understood that from time to time AZ may require that a third party with whom AZ is collaborating should receive one or more of the CoE deliverables provided by CDI to AZ hereunder, AZ shall notify CDI accordingly, and CDI will not unreasonably withhold its consent to such extension and the shipment of deliverables direct to such third party as directed by AZ; provided that such third party is not deemed by CDI to be a competitor of CDI and subject to appropriate undertakings of confidentiality and restricted use consistent with and substantially similar to this Agreement having been entered into by such third party.
15.0.2    If it is agreed with CDI that delivery will be made to an AstraZeneca Affiliate other than the contracting AstraZeneca company, such Affiliate will not be regarded as a third party for the purposes of Section 15.0.1.
15.0.3 CDI represents and warrants to AZ that as of the Effective Date:
i. it is the sole and exclusive owner of the entire right, title and interest in the CDI Patents and CDI is a licensee of the CDI Licensed Patents;
ii.  it has the right to grant the rights and licenses to AZ and its Affiliates under this Agreement under the CDI Patents and the CDI Licensed Patents;
iii. it has not previously exclusively licensed or sold the CDI Patents;

iv. to its Knowledge and other than as disclosed under Section 15.03(x) below, iCell Products and the methods used by CDI to manufacture the iCell Products, the MyCell Services and the performance of CDI under the New Cell Work Plan, do not infringe any third party issued US patents;
v. Other than as disclosed under Section 15.03(x), it has not received written notice from a third party, nor has any Knowledge, that any third party intends to assert any claim that iCell Products and the methods used by CDI to manufacture the iCell

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Products, the MyCell Services and the performance of CDI under the New Cell Work infringes the Intellectual Property rights of a third party;
vi. Other than as disclosed under Section 15.03(x), it has no Knowledge of any legal claims, judgments or settlements against or owed by CDI or pending or threatened in writing legal claims or litigation against CDI, relating to iCell Products and the methods used by CDI to manufacture the iCell Products, the MyCell Services and the performance of CDI under the New Cell Work Plan;
vii. to its Knowledge CDI has disclosed all material references to the appropriate patent offices as required by applicable law in connection with CDI’s prosecution of the CDI Patents;
viii. to its Knowledge, the CDI Patents have been filed and prosecuted in accordance with all applicable laws, rules, and regulations;
ix. to its Knowledge, CDI has not received any written notice from any third party that the use of the technology disclosed in the CDI Patents and CDI Licenses Patents and licensed to AZ and its Affiliates under this Agreement misappropriate a trade secret of a third party or use proprietary information of a third party; and

x. CDI is aware of US Patent (****) that is exclusively licensed to (****) CDI is aware of US Patent (****). (****) asserted a legal claim against CDI claiming that CDI was using (****) patent claims in violation of the license agreement between CDI and (****). The claim went to arbitration and was adjudicated in CDI’s favor. The arbitrator determined that CDI did not use the methods claimed in (****) patent application. CDI continues to be a non-exclusive licensee of (****).

15.0.4 The representations and warranties in Section 15.0.3 above shall survive for a period of (****) from the Effective Date (the “Survival Period”).

15.0.5    In the event that CDI receives written notice from a third party that the methods used in performance of the Services under this Agreement and cells generated thereby may infringe the rights of a third party and/or that the CDI Patents are invalid or not enforceable and/or CDI has Knowledge that a third party intends to assert such a claim, CDI shall provide AZ with prompt written notice thereof.  In the event that AZ receives written notice from a third party that the use of the CDI Patents, Products or other cells provided by CDI to AZ or its Affiliates under this Agreement, may infringe the rights of a third party and/or that the CDI Patents are invalid or not enforceable and/or AZ or its Affiliates has knowledge that a third party intends to assert such a claim,  AZ  shall provide CDI with prompt written notice thereof. CDI shall also provide AZ with prompt written notice upon becoming aware of any breach or violation by CDI of any of the representations, warranties or undertakings set forth in this Section 15. The provisions of this Section 15.0.5 shall survive the expiration or termination of this Agreement (****).

15.0.6.     Subject (****) and Section 15.0.6 below, CDI shall defend, indemnify and hold harmless AZ and its Affiliates against any and all liabilities, claims, loss and expenses, including interest,

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penalties and reasonable lawyers’ fees and disbursements, incurred by them in connection with any claim, demand, action or other proceeding brought by a third party against AZ or its Affiliates arising or resulting from (a) a breach of the representations or warranties made by CDI in (****), or (b) AZ’s or its Affiliates use of the cells and products delivered and/or developed pursuant to the Services, where such claim, demand, action or other proceeding asserts that CDI infringes the Intellectual Property rights of another person (each of (a) or (b) shall be referred to as a “Claim”); provided that no indemnification shall be due hereunder if a Claim is based on AZ or its Affiliates using the cells and products delivered and/or developed pursuant to the Services in breach of the use restrictions described in this Agreement.

i.    (****).

ii.    Notwithstanding Section 15.0.6, CDI shall not be liable for and is not required to pay, to indemnify under Section 15.0.6, or shall have any liability, to AZ or to any third party for any consequential, indirect, punitive, or special damages arising from or relating to this Agreement.
iii.    Subject to this subsection 15.0.6(iii), CDI shall only be obligated to indemnify AZ hereunder if (1) AZ promptly notifies CDI in writing of any Claim within 10 business days after AZ first becomes aware of any such Claim (or such shorter period if a filing date for a pleading would be due prior to such date) or the potential that a third party may assert such a Claim, provided, however, that no delay on the part of AZ in notifying the CDI shall relieve CDI from any obligation hereunder unless CDI is prejudiced thereby; (2) CDI has sole control of the defense (but shall consult with AZ and keep it informed) and all related settlement negotiations (subject to seeking AZ’s consent to final settlement for the Claims directly related to AZ, not to be unreasonably withheld, conditioned or delayed); provided that the Claim primarily involves or is related to the CDI Patents and/or the CDI Licensed Patents; and (3) on CDI’s request, AZ cooperates with and assists CDI in the defense and settlement of any such Claim or potential Claim. (****)
iv.    Without prejudice to AstraZeneca’s right to terminate this Agreement pursuant to Section 16.0.7, this Section 15.0.6 states CDI’s total responsibilities, liabilities and the sole remedies to AZ resulting from (1) a breach of the representations or warranties made by CDI in Section 15.0.3 iii to x, or (2) related to a Claim.

16.0	Term and Termination
16.0.1    Subject to this Section 16, this Agreement shall commence on the Effective Date and shall continue until at least November 30, 2013 and thereafter this Agreement shall continue until it is terminated pursuant to this Section 16.
16.0.2     AZ may terminate the New Cell Work Plan, but not this Agreement, without cause by giving CDI 60 days written notice. Otherwise the CoE Program may not be terminated without cause. Notice without cause may be given by AZ as shall be set out in the relevant Work Plan or if not set out, on 60 days written notice.

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16.0.3    Without prejudice to any other rights or remedies which may be available to them, either Party may terminate this Agreement or a relevant Work Plan with immediate effect by giving written notice of termination to the other Party in any of the following circumstances;
i.    if the other commits a material breach of any of the provisions of this Agreement; or a series of minor breaches of a recurring nature and fails to remedy that breach within sixty (60) days after receiving written notice specifying that breach and requesting the same to be remedied; or if the other commits a material breach which is not capable of remedy ; or
ii.    if the other has a liquidator, receiver, administrator or administrative receiver appointed in respect of the whole or any material part of its undertaking or assets; or
iii.    if the other enters into any arrangement or composition with its creditors or calls a meeting of its creditors; or
iv.    if an order is made or a resolution is passed for the winding up of the other, whether voluntarily or compulsorily (except for the purposes of a bona fide reconstruction or amalgamation); or
v.    if an event analogous to any of those referred to in Sections iii - v inclusive occurs in respect of the other Party under the laws of any jurisdiction in which that Party is constituted or registered or carries on business; or
vi.    if any distress, execution or other process is levied or enforced upon or against any of the material assets of the other and is not satisfied within seven (7) days of the levy or enforcement of such distress, execution or other process; or
vii.    if any encumbrances takes possession of any material part of the assets of the other; or
viii.    if the other ceases or threatens to cease to carry on the whole or substantially the whole of its business or that part of its business to which this Agreement relates.
16.0.4    Effects of Early Termination.
Upon the effect of the early termination of this Agreement or a Work Plan, as applicable,
i.    CDI shall promptly cease performance of its obligations under this Agreement or the Work Plan as applicable.
ii.    at AZ’s option, CDI shall either destroy or return to AZ all of AZ’s Confidential Information and CDI may not make any further use of such Confidential Information whatsoever.
iii.    at AZ’s option, CDI shall either destroy or return to AZ all Materials provided by or on behalf of AZ and CDI may not make any further use of such Material.

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iv.    subject to AZ’s rights under iv above, upon early termination of this Agreement or a Work Plan, as applicable, AZ shall at CDI’s option, either destroy or return to CDI all of CDI’s Confidential Information and AZ may not make any further use of such Confidential Information whatsoever.
16.0.5    In the event of early termination according to Section 16.0.2, CDI shall be entitled to receive and AZ shall be liable to pay for:
i.    any milestone payment that the JSC may approve within sixty (60) days after the effective date of termination; provided such milestone has been met, and AZ agrees that its Co-Chair shall review any related milestone achievements and documentation submitted by CDI within such timeframe; and
ii.    to the extent not incorporated in the consideration paid pursuant to subsection i above, costs incurred up to the date of actual termination of the Services for irrevocable commitments of CDI to third parties, which CDI is able to demonstrate were either reasonable or approved by AZ, prior to CDI’s receipt of the written notice of early termination.
16.0.6    Any invoice, together with the other information required pursuant to this Section 16, shall be received no later than ninety (90) days after the effective date of termination. Such payments shall constitute full and complete settlement of all claims of CDI against AZ in connection with this Agreement or the Work Plan as applicable.
16.0.7     AZ may terminate this Agreement upon written notice if there has been breach of the representations made by CDI in Section 15.0.3 or a Claim has been asserted against AZ.
16.0.8    After November 30, 2013, provided that no Services or any Work Plan are in progress, either party may terminate this Agreement upon written notice to the other.
16.0.9    Survival of Terms. The expiration or termination of this Agreement shall be without prejudice to any rights or obligations of the Parties that may have accrued prior to the termination and, except as otherwise expressly provided herein and except with respect to termination under Section 16.0.7(in which case the remedies shall be limited (****)), shall not limit any rights or remedies which may be available by law or otherwise and shall not affect the coming into force or the continuance in force of any provision of this Agreement which is expressly or by implication intended to come into or continue in force on or after expiration or termination.
i.    For the avoidance of doubt, the provisions which provide for pricing shall survive expiration or termination of this Agreement, in accordance with the time limits specified to apply to such pricing under Sections 7.0.4, 8.0.4 and 9.0.9.
ii.    Upon the expiration or termination of this Agreement, AZ may continue to use pursuant to the terms of Exhibit A any iCell® Products it has purchased pursuant to this Agreement and may continue to use pursuant to the terms of Exhibit B any iPS Cells and Differentiated Cells that have been delivered by CDI and purchased by AZ, and the terms of Exhibit A and Exhibit B shall survive and continue to govern AZ’s use of the same after the expiration or termination hereof.

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iii.    Without limiting the foregoing, the covenants of AZ included in Section 9.0.8., Section II of Exhibit A, and Section 2.0.3 of Exhibit B expressly survive the termination or expiration of this Agreement and are not terminable.

17.0	Confidentiality.
17.0.1     Confidential Information. Except as otherwise provided below, neither CDI nor AZ will, without the other party's prior written consent or except as expressly provided for herein, disclose to any third party the terms of this Agreement, nor disclose any trade secret, confidential, proprietary, or non-public business information (collectively, “Confidential Information”) disclosed or acquired in connection with this Agreement. In addition, neither party shall use the Confidential Information of the other except as necessary in accordance with each party’s performance under this Agreement. Each party shall (a) restrict the knowledge of all Confidential Information to such party's officers, employees and other agents who are directly connected with the performance of this Agreement and have a need to know, (b) shall inform its officers, employees and other agents of their obligation of confidentiality hereunder, and (c) be liable for any breaches by the same. The obligations of nondisclosure and nonuse shall be in effect for a period of (****) from the expiration of this Agreement.
17.0.2    Exclusions. Confidential Information shall not include and no obligation of non-disclosure or non-use shall apply to any information:
i.    that was known to the receiving party prior to disclosure by the disclosing party as shown by written evidence of the same;
ii.    that has been published, is publicly available, or is otherwise publicly available through no fault of the receiving party;
iii.    that has been lawfully furnished or made known to the receiving party by third parties who are not subject to an obligation of confidentiality with respect to such Confidential Information; or
iv.    that was independently developed by the receiving party without the use or benefit of the Confidential Information.
17.0.3    Required Disclosure. Any Confidential Information that is required to be disclosed by any subpoena, notice of deposition, other discovery request or otherwise by law by the receiving party may be disclosed; provided, however, that the party obligated by law to disclose such information shall provide the other party with notice, in writing, prior to such disclosure and afford said party an opportunity to intervene and oppose such disclosure and reasonably cooperate with the said party relating to such intervention or opposition.
17.0.4    Trade Secrets. Nothing herein shall limit the protection afforded to each party’s trade secrets under statutory law.
17.0.5    Permitted Disclosures. A party may disclose the terms and conditions of this Agreement to any bona fide investors or potential investors, financing sources, or acquirers and their

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respective advisers. Subject to Section 17.0.6 below, the existence of this Agreement shall not be deemed Confidential Information.
17.0.6    Publicity/Advertising. Neither party shall use the name of the other party in any publicity, advertising, marketing or other information disseminated to the general public without the prior written approval of the other party. AZ acknowledges that CDI intends to issue a press release upon the execution hereof announcing the CoE Program, and at least fifteen (15) days prior to the intended date for release, CDI shall provide AstraZeneca with a copy for its review and written approval, which shall not be unreasonably withheld.
17.0.7    Expiration of the Agreement. Upon the expiration of this Agreement or at any time upon written request, each party shall promptly, upon written request of the other party, return or destroy any Confidential Information belonging to the other party still in its possession and certify as to the same.

18.0	Code of Conduct
18.0.1    CDI recognises AZ’s commitment to working only with suppliers who embrace standards of ethical behaviour that are consistent with AZ’s Responsible Procurement Supplier Expectation http://www.AZ.com/expectationsofsuppliers, as amended from time to time, and in particular those principles in the section headed “Preventing Bribery, Corruption & Conflicts of Interest”.
18.0.2    CDI represents and warrants and undertakes that it:
i.    shall perform this Agreement and operate its business in compliance with all applicable laws and regulations;
ii.    has received and read AZ’s Code of Conduct and AZ’s Responsible Procurement Supplier Expectation and in particular those principles in the section headed “Preventing Bribery, Corruption & Conflicts of Interest”; and
iii.    shall perform this Agreement and operate its business to ethical standards consistent with those set out in AZ’s Responsible Procurement Supplier Expectation, as amended from time to time, and in particular those principles in the section headed “Preventing Bribery, Corruption & Conflicts of Interest”; and
iv.    will not take any action that will cause any AZ group CDI to be in breach of any applicable laws for the prevention of fraud, bribery and corruption, racketeering, money laundering or terrorism, including the US Foreign Corrupt Practices Act and the UK Bribery Act; and
v.    shall ensure that its affiliated companies shall perform its agreement(s) with the AZ Group and operate their business in compliance with all applicable laws and regulations and in a manner consistent with AZ’s Responsible Procurement Supplier Expectation, as amended from time to time, and in particular those principles in the section headed “Preventing Bribery, Corruption & Conflicts of Interest”; and

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vi.    shall cause its suppliers and sub-contractors to operate their business in compliance with all applicable laws and regulations and in a manner consistent with AZ’s Responsible Procurement Supplier Expectation, as amended from time to time, and in particular those principles in the section headed “Preventing Bribery, Corruption & Conflicts of Interest”.
18.0.3    In the event that CDI fails to meet or maintain such ethical standards, the Parties shall agree upon what measures should be taken by CDI to improve CDI’s performance (the “Improvement Plan”). If the Parties are unable to agree upon an Improvement Plan or CDI does not implement the Improvement Plan within an agreed reasonable timescale (which shall in any event not be in excess of twelve (12) calendar months) AZ shall be entitled to terminate this Agreement with immediate effect, to be relieved of any obligations and to seek compensation from CDI.
18.0.4    CDI agrees that any material breach or violation by CDI of the above representations, warranties and undertakings shall give AZ the right to terminate this Agreement according to Section 16 Term and Termination.
18.0.5    During the CoE Term, upon AZ’s reasonable request and subject to Section 17, CDI shall allow AZ or (at AZ’s reasonable discretion) a designated third party (who shall agree to be bound by the provisions of Section 17) to audit CDI’s premises, sites and records solely to verify CDI’s performance and processes in relation to the maintenance of appropriate ethical standards, in accordance with the requirements of this Agreement. Where AZ requires the audit is to be undertaken by a designated third party, CDI agrees to arrange for the audit to take place with reasonable notice and during regular business hours subject to such third party entering into appropriate non-disclosure and use restriction consistent with Section 17; however, AZ shall pay the fees of the designated third party for such audit. Any audit report generated shall be the property and Confidential Information of CDI. Subject to Section 17, CDI agrees that AZ shall be entitled to review such audit report and all supporting documents in relation to the audit.

19.0	Subcontractors
CDI shall not engage or make use of subcontractors for the purpose of providing the Services or any other obligations under this Agreement except as expressly authorized by AZ in writing. Any such permitted subcontract shall be subject to the applicable terms and conditions of this Agreement, and, upon AZ’s request, CDI shall require any such subcontractor to enter into an agreement, pursuant to which the terms and conditions of this Agreement shall apply directly between such subcontractor and AZ prior to disclosing to such subcontractor any Confidential Information; provided, however, that no such subcontract shall release CDI from any of its obligations under this Agreement except to the extent such obligations are satisfactorily performed by such subcontractor in accordance with this Agreement.

20.0	Debarment and Payments to Healthcare Professionals
20.0.1 CDI represents, warrants and covenants to AZ that (a) neither it nor any of its personnel engaged in the Services has been debarred or is subject to debarment or has otherwise been disqualified or suspended from performing scientific or clinical investigations or otherwise subjected to any restrictions or sanctions by the FDA or any other governmental or regulatory authority or

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professional body with respect to the performance of scientific or clinical investigations (a “Debarred Person”), and CDI shall not use in any capacity, in connection with the Services, any Debarred Person, and (b) the Services are not intended to be part of any US government-funded grants or activities undertaken by CDI and have not been funded in whole or in part by the US government and, consequently, any Results conceived pursuant to this Agreement shall not be subject to the conditions of 37 CFR Parts 401 and 404.
20.0.2 CDI represents, warrants and covenants to AZ that it shall not contract with or make any payments to healthcare professionals on behalf of AZ without AZ’s prior written approval.

21.0	Entire Agreement.
This Agreement, and it exhibits and schedules attached hereto supersede and merge all prior discussions or proposals with respect to the subject matter hereof between the Parties.

22.0	Limitation on Liability.
NO PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSS, CLAIM, DEMAND OR DAMAGES IN CONNECTION WITH THIS AGREEMENT.

23.0	Independent Contractors.
The relationship between the Parties is that of independent contractors. Nothing in this Agreement shall be interpreted to create a partnership, joint venture, employment or agency relationship between the Parties.

24.0	Governing Law and Jurisdiction.
The interpretation and construction of this Agreement shall be governed exclusively by the laws of the State of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of a state or federal court located in Wilmington, Delaware, and agree not to commence any action, suit or proceeding related thereto except in such courts.

25.0	Assignment.
Neither Party shall assign or transfer this Agreement, in whole or in part, without the prior written consent of the other party; except that either Party may assign this Agreement in a connection with a sale of substantially all of its assets or stock or otherwise in connection with a merger or other change of control. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any assignment in contravention of this provision shall be void and unenforceable.

26.0	Dispute Resolution.
The Parties recognize that disputes as to certain matters may from time to time arise which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish

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procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation. The Parties agree that prior to any litigation concerning this Agreement and upon written notice by one Party to the other Party requesting such effort in accordance herewith, a member of AZ’s senior management and an authorized senior representative of CDI will meet in person or by video-conferencing in a good faith effort to resolve any disputes. If any dispute has not been resolved pursuant to such good faith efforts within sixty (60) days of the notice by a Party to initiate such efforts, then either Party shall be free to pursue other remedies. This Section 26 shall not prohibit either Party seeking injunctive relief in connection with a break or threatened breach of Section 28.

27.0	Amendments; Waiver
The Parties agree that any amendment, revision, waiver or alteration to this Agreement shall be in writing and signed by both Parties. No waiver by either Party of any breach of this Agreement shall be a waiver of any preceding or subsequent breach. No waiver by either Party of any right under this Agreement shall be a waiver of any other right. The Parties shall not be required to give advance notice to enforce strict adherence to the terms of this Agreement.

28.0	Injunctive Relief
A breach of this Agreement may result in irreparable and continuing harm to a Party for which there may be no adequate remedy at law. Each Party is therefore entitled to seek injunctive relief as well as damages and further relief as may be appropriate.

29.0
Further Assurances. Both Parties agree to execute such further documents and to cooperate with the other as reasonably requested and as is necessary and required to consummate or bring effect to the terms and conditions described herein.

30.0	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original Agreement.

31.0	Notices.
31.0.1    Any notice, request, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement, and shall be deemed given only if hand delivered or sent by an internationally recognised overnight delivery service, costs prepaid, or by facsimile (with transmission confirmed), addressed to the Party to whom notice is to be given at the address specified for such Party in Section 30.0.2 or to such other address such Party may have provided to the other Party in accordance with this Section. Such notice, shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed), or on the third business day (at the place of delivery) after deposit with an internationally recognised overnight delivery service, whichever is the earlier. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. For the avoidance of doubt, this Section is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

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31.0.2    Address for Notice
i.    For AstraZeneca:
Head of Discovery Sciences
AstraZeneca
Alderley Park
Macclesfield
Cheshire, UK
SK10 4TF
ii.    For CDI:
Cellular Dynamics International, Inc.
525 Science Drive
Madison, Wisconsin 53711
Attn: President
Fax: 608-310-5101

[Remainder of Page Intentionally Blank]

The Parties hereby accept the terms and conditions of this Centre of Excellence Agreement, as evidenced by the signatures of their respective authorized representatives below:

On behalf of, CELLULAR DYNAMICS INTERNATIONAL INC.	On behalf of, ASTRAZENECA UK LIMITED
By:_/s/ Thomas Palay_________________	By:__/s/ William McIlveen______________
Name:__Thomas Palay________________	Name:_William "Liam" McIlveen_________
Title:___President and Vice Chairman____	Title:_Authorised Signatory______________
Date:___3 December 2012_____________	Date:__3 December 2012________________

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EXHIBITS

Exhibit A – Terms and Conditions for Commercial iCell products
Exhibit B – MyCell Services Work Plan and Terms
Exhibit C - Custom Cell Development Work Plan (****)
Exhibit D – Pricing
Exhibit E – CDI Patents
Exhibit F – CDI Licensed Patents

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EXHIBIT A
TERMS AND CONDITION FOR COMMERCIAL iCELL PRODUCTS

This Exhibit A is part of the Centre of Excellence Agreement between AstraZeneca UK Limited and Cellular Dynamics International, Inc., dated December 3, 2012 (the “Agreement”). Any capitalized term not defined in this Exhibit A shall have the meaning set forth in the Agreement.

I.iCell Commercial Products (the “Products”) shall be shipped to AZ FCA CDI, Madison, Wisconsin, USA Incoterms 2010.

II.	INTELLECTUAL PROPERTY RIGHTS / USE RESTRICTIONS / LIMITED LICENSE.
A.    OWNERSHIP. AZ acknowledges that the Products provided to AZ embody Intellectual Property deemed to be of significant value to Cellular Dynamics and its licensors, and that such Intellectual Property is protected by the law of patents, copyrights, trade secrets, and other laws. AZ acknowledges and agrees that neither these terms nor the purchase of the Products by AZ shall be construed as a transfer of any title or the grant of any rights in and to the Intellectual Property embodied in the Products owned or licensed by Cellular Dynamics. The Products are covered by patents listed at www.cellulardynamics.com/patents which as at the Effective Date are as set out at the end of this Exhibit A. AZ and its Affiliates have a limited license to use the Products for Research Purposes, subject to the use restrictions and third party licenses in subsections B and C of this Section IV. AZ, its successors and assigns, hereby covenants and warrants that it will not sue or commence any proceedings against CDI (or its sublicensees, successors or assigns) with respect to or relating to any infringement of any Intellectual Property developed by AZ which constitutes improvements made by AZ to the Products, which improvements may include, without limitation, improvements related to (****). For the avoidance of doubt, AZ has no obligation to notify CDI of any Intellectual Property it so develops. AZ is not granting any rights to and retains all rights to any and all existing Intellectual Property of AZ, findings and data relating to the performance of AZ’s products, platforms, compounds or molecules used or tested with the Products.

B.    USE RESTRICTIONS. AZ AND ITS AFFILIATES MAY USE THE PRODUCTS SOLELY FOR RESEARCH PURPOSES FOR THE SOLE BENEFIT OF AZ AND ITS AFFILIATES, AND MAY NOT USE THE PRODUCTS FOR COMMERCIAL PURPOSES. FOR INFORMATION ON OBTAINING A LICENSE FOR COMMERCIAL USE PURPOSES,

PLEASE CONTACT SUPPORT@CELLULARDYNAMICS.COM. THE PRODUCTS MUST BE USED IN ACCORDANCE WITH ANY APPLICABLE CELLULAR DYNAMICS’ PRODUCT USER’S GUIDES. NO OTHER RIGHT, EXPRESS OR IMPLIED, IS CONVEYED BY THE SALE OF THE PRODUCTS. IN PARTICULAR, NO RIGHT TO MAKE, HAVE MADE, OFFER TO SELL, OR SELL THE PRODUCTS IS IMPLIED BY THE SALE OR PURCHASE OF THE PRODUCTS. AZ MAY NOT TRANSFER THE PRODUCTS (OR ANY MODIFICATIONS AZ MAKES TO THE PRODUCTS) TO ANY THIRD PARTY WITHOUT CELLULAR DYNAMICS’ PRIOR WRITTEN CONSENT. AZ SHALL NOT REVERSE ENGINEER THE PRODUCTS. AZ SHALL NOT USE THE PRODUCTS OR ANY COMPONENTS OR MODIFICATIONS THEREOF IN HUMANS, IN CLINICAL TRIALS OR FOR DIAGNOSTIC PURPOSES INVOLVING HUMAN SUBJECTS, FOR ANY THERAPEUTIC USE OR CLINICAL INVESTIGATIONAL USE, NOR FOR ANY PURPOSE IN CONTRAVENTION OF ANY APPLICABLE LAW, REGULATION, ORDINANCE, INSTITUTIONAL REVIEW BOARD APPROVED PROTOCOL, OR PRIVACY OFFICE APPROVAL.

C.    THIRD PARTY LICENSES.
(i) The Products may contain a blasticidin resistance (BSD) gene sold under licensing arrangements between Cellular Dynamics International and Life Technologies Corporation. The purchase of this Product conveys to AZ the limited, non-transferable right under U.S. Patent No.5,527,701 to use the purchased amount of the Product and components of the Product in internal research conducted by AZ or its Affiliates . AZ cannot sell or otherwise transfer (a) this Product, (b) its components, or (c) materials made by the employment of this Product or its components to a third party or otherwise use this Product or its components or materials made by the employment of this Product or its components for Commercial Purposes. For purposes of this Section II.C.i, “Commercial Purposes” means any activity other than internal research, including but not limited to: (i) use of this Product or its components in manufacturing or in quality assurance/quality control; (ii) use of this Product or its components to provide a service, information, or data for a fee or other consideration if such service, information or data uses or is generated using detection or selection with the BSD gene; (iii) use of this Product or its components for therapeutic, diagnostic or prophylactic purposes; or (iv) resale of this Product or its components, whether or not this

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Product or its components are resold for use in research. Further information on purchasing licenses under the above patent may be obtained by contacting the Business Development Department, Life Technologies Corporation, 5791 Van Allen Way, Carlsbad, CA 92008. Phone (760) 603-7200. Email: outlicensing@invitrogen.com.
(ii) The Products may express one or more fluorescent proteins (“FPs”) owned by, or licensed to, Clontech Laboratories, Inc. (“Clontech”). The FPs are the subject of one or more issued and pending patents including U.S. Patent Nos. 7,166,444; 7,150,979; 7,432,053, 7,157,566; 7,005,511 and corresponding foreign patent claims. AZ is granted a non-exclusive, limited right to use the Product only for internal research purposes. Such license specifically excludes the right to sell or otherwise transfer this Product, its components or derivatives thereof to third parties, or to use the Product or FPs for any diagnostic or therapeutic purpose. No right or license to perform commercial services of any kind using the FPs, including without limitation reporting the results of AZ's activities for a fee or other commercial consideration, is hereby conveyed by the purchase of this Product expressly, or by implication. The preceding sentence shall not limit AZ’s rights to use the Products supplied by Cellular Dynamics for any commercial services of any kind, excluding the transfer of the Product or FPs to third parties, provided only that the service does not make use of the FP present in the Product. On no account shall AZ make any modifications to the protein coding sequence of the FPs or isolate or purify any FP or any DNA sequence encoding an FP from the Products without the express written permission of Clontech. Any use of this Product other than for internal research purposes requires a license from Clontech. For license information, please contact a licensing representative by phone at 650.919.7320 or by e-mail at licensing@clontech.com.

III.	LIMITED WARRANTY BY CELLULAR DYNAMICS.
A.    Cellular Dynamics warrants that its Products conform to the specifications contained in the Certificate of Analysis for the Product shipped to AZ. AZ’s sole and exclusive remedy (and Cellular Dynamics’ sole and exclusive liability) under this limited warranty shall be replacement of the defective Products by Cellular Dynamics.
B.     Cellular Dynamics reserves the right to make changes in design, production, manufacture, or characteristics of the Products or to improve on the Product at any time and in any way, without incurring any obligations to replace or modify any Products previously sold.

C.    Cellular Dynamics’ liability to AZ shall not exceed the amount paid by AZ for the Products to Cellular Dynamics. Cellular Dynamics will bear all reasonable shipping costs if the Products are replaced pursuant to this warranty. This warranty does not apply to any defect or nonconformance caused by (i) AZ’s use of the Products for a purpose or in a manner other than that for which they were designed or that is permitted or in breach of these terms, (ii) the failure by AZ to follow Cellular Dynamics’ User’s Guide for use, storage, and handling of the Products; or (iii) as a result of any other abuse, misuse or neglect of the Products by AZ. This warranty applies only to AZ and not to third parties. This warranty is not assignable.
D.    EXCEPT AS EXPRESSLY SET OUT IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, CELLULAR DYNAMICS DISCLAIMS ALL OTHER REPRESENTATIONS, AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT. AZ’S SOLE REMEDY FOR BREACH OF WARRANTY ABOVE ARE AS STATED ABOVE.

E.     WITHIN FIVE (5) BUSINESS DAYS OF THAWING THE PRODUCT BUT PRIOR TO THE EXPIRATION DATE OF THE PRODUCT AS LISTED ON THE CERTIFICATE OF ANALYSIS AND/OR LABEL, AZ MUST NOTIFY CELLULAR DYNAMICS IN WRITING OF ANY NONCONFORMITY OF THE PRODUCTS, DESCRIBING THE NONCONFORMITY IN DETAIL; OTHERWISE ALL PRODUCTS SHALL BE CONCLUSIVELY DEEMED ACCEPTED BY AZ. AZ’S FAILURE TO NOTIFY CELLULAR DYNAMICS IN SUCH TIME PERIOD VOIDS THE LIMITED WARRANTY DESCRIBED ABOVE. IF AZ BELIEVES IT HAS A WARRANTY CLAIM SHOULD CALL CELLULAR DYNAMICS’ TECHNICAL SUPPORT LINE AT (608) 310-5100 EXT. 5 OR EMAIL AT SUPPORT@CELLULARDYNAMICS.COM TO REQUEST REPLACEMENT PRODUCT BASED ON A BREACH OF THE ABOVE LIMITED WARRANTY. ANY ACTION BY AZ FOR CELLULAR DYNAMICS’ BREACH OF THIS LIMITED WARRANTY MUST BE COMMENCED WITHIN 18 MONTHS FOLLOWING THE DATE OF SUCH BREACH.
F.    AZ ACKNOWLEDGES THAT THE PRODUCTS ARE SUBJECT TO U.S. EXPORT CONTROL LAWS AND REGULATIONS. AZ REPRESENTS AND WARRANTS THAT IT IS THE ULTIMATE END-USER OF THE PRODUCTS, AND FURTHER REPRESENTS AND WARRANTS THAT IT WILL NOT KNOWINGLY SELL, EXPORT, RE-

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EXPORT, TRANSFER, DIVERT, OR OTHERWISE DISPOSE OF THE PRODUCTS (INCLUDING OTHER MATERIALS OR GOODS DERIVED FROM OR BASED ON THE PRODUCTS) TO ANY OTHER DESTINATION, ENTITY, OR PERSON WITHOUT THE PRIOR AUTHORIZATION OF ANY RELEVANT U.S. FEDERAL GOVERNMENT AGENCY AND CELLULAR DYNAMICS. AZ REPRESENTS AND WARRANTS THAT IT WILL NOT USE THE PRODUCTS FOR ANY PURPOSE PROHIBITED BY THE LAWS OR REGULATIONS OF THE UNITED STATES AND/OR OTHER GOVERNMENT AUTHORITIES TO WHICH AZ IS SUBJECT WITHOUT THE PRIOR AUTHORIZATION FROM ANY GOVERNMENT ENTITY WHOSE LAWS AND REGULATIONS MAY APPLY TO THE USE OF THE PRODUCTS.
G.     CELLULAR DYNAMICS MAKES NO WARRANTY OF ANY KIND OR NATURE, NEITHER EXPRESS NOR IMPLIED, FOR ANY PRODUCTS OR PART OF THE PRODUCTS THAT IS NOT MANUFACTURED BY CELLULAR DYNAMICS. ANY PRODUCTS, OR OTHER SUCH PART OR ACCESSORIES TO THE PRODUCTS SHALL HAVE THE WARRANTY, IF ANY, THAT IS OFFERED AND GRANTED BY THE MANUFACTURER OF SUCH OTHER PRODUCTS AND ACCESSORIES.

H.    AZ ACKNOWLEDGES AND AGREES THAT CELLULAR DYNAMICS MAY FILL AZ’S ORDER WITH ANY NUMBER OF UNITS OF PRODUCTS. SUCH UNITS MAY BE MORE UNITS THAN AZ ORDERED. AZ WILL NOT BE CHARGED EXTRA FOR ANY ADJUSTMENTS MADE BY CELLULAR DYNAMICS. THE NUMBER OF CELLS IN A UNIT IS

DETERMINED BY THE PRODUCT’S CERTIFICATE OF ANALYSIS. THE NUMBER OF CELLS THAT ARE CONTAINED IN A UNIT ACCOUNTS FOR BOTH VIABILITY AND PLATING EFFICIENCY PERCENTAGES. BECAUSE THIS MAY VARY FROM LOT TO LOT, CELLULAR DYNAMICS RESERVES THE RIGHT TO FILL THE ORDER WITH THAT NUMBER OF UNITS WHICH IS SUFFICIENT TO FILL AZ’S ORDER AND SUCH ADJUSTMENTS SHALL NOT CONSTITUTE A BREACH OF THE WARRANTY HEREIN.

VII.	FORCE MAJEURE.
Cellular Dynamics shall not be responsible for delays in the shipment of any Products, or failure to ship such Products, and reserves the right to cancel or delay any order or contract for Products, if such delay or failure is due to causes beyond its reasonable control, including without limitation, shortages of supplies due to unforeseen conditions, orders or actions of government agencies, acts of nature, acts by AZ, fires, strikes, or other labor difficulties, wars, hostilities or terrorist acts, embargoes, equipment breakdown, inability to obtain necessary labor, material or manufacturing facilities due to causes beyond its reasonable control or any other cause beyond its reasonable control. In the event of such delay, and assuming that neither Cellular Dynamics nor AZ chooses to cancel due to such cause, the date of delivery shall be extended for a period equal to the time lost by reason of the delay.

Patents as set out at www.cellulardynamics.com/patents as at the Effective Date:
iCell Cardiomyocytes (CMC-100-010-001, CMC-100-010-005, CMC-100-110-001, CMC-100-110-005)
US Patent Nos. 5,527,701, 5,733,727, 6,399,300, 8,183,038, and corresponding foreign patent claims. Additional patents are pending.
iCell Endothelial Cells (ECC-100-010-001)
US Patent No. 8,183,038 and corresponding foreign patent claims. Additional patents are pending.
iCell Neurons (NRC-100-010-001)
US Patent Nos. 5,527,701, 6,399,300, 8,183,038, and corresponding foreign patent claims. Additional patents are pending.

(****)
MyCell Services (iPSC, iPSC-ENG, iPSC-CM, iPSC-NC, iPSC-EC, iPSC-HC, iPSC-CP)

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US Patent Nos. 7,892,830, 8,048,999, 8,183,038, 8,268,620, and corresponding foreign patent claims. Additional patents are pending
In addition, for MyCell Services that also involve the manufacture of differentiated cells, one or more of the patents associated with the particular cell type listed above may also be applicable.
Copyright © 2012 Cellular Dynamics International, All rights reserved | Tel:+1 (608) 310-5100 | (877) 310-6688

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Exhibit B: MyCell Work Plan
MyCell iPS Services Work Plan
This Exhibit B is part of the Centre of Excellence Agreement between AstraZeneca UK Limited and Cellular Dynamics International, Inc., dated December 3, 2012 (the “Agreement”). Any capitalized term not defined in this Exhibit B shall have the meaning set forth in the Agreement.

Subject to the terms and conditions contained in this Exhibit B, CDI will perform the following services for AZ:
Outline of CDI Services

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Donors: - CDI will reprogram iPS Cells from up to (****) donors.
Donor Sample Requirements (per donor):
- Once donor samples are identified, CDI will provided instructions for the sample collection, preservation and shipment to CDI.
- Donor samples will be tested and shown to be negative for Hep B, Hep C, HIV before the MyCell Services can commence

iPS Cell Reprogramming and Characterization:
- Reprogramming will be performed using CDI proprietary episomal method, resulting in footprint-free iPS cells.
    (****)
- iPS cell clones will be characterized by:
    (****)

Differentiation into Commercial iCell Types:
CDI will differentiate, purify (if necessary), and cryopreserve differentiated cell types (as selected by AZ from the commercial iCell terminal cells available from CDI) from one or more iPS cell clones for each donor sample
Custom Engineering
AZ may request custom genetic engineering by CDI on the iPS cells. CDI agrees that it will perform such genetic engineering but only if AZ and CDI can mutually agree on the additional fees for such services.

Deliverables
iPS Cells:
CDI will deliver (****) cell clones ((****) cryopreserved vials/clone) per donor sample.

For each donor sample, CDI will reprogram, select the clones, expand into (****) vials of iPS Cells for shipment and (****) vials of iPS Cells for storage, ship the iPS Cells to AZ, and cryopreserve the cells to shipped and the cells to be stored at CDI.

CDI will retain at least (****) cryopreserved vials of each iPS Cell clone shipped for (****) from the date of shipment. Upon the expiration of such (****) period, unless AZ provides written instructions to CDI to store or to ship the remaining vials to it and pays for the same, the remaining vials of iPS Cells will be destroyed and/or stored by CDI in the ordinary course of its business.

Differentiated Cell Types:
Subject to the below, CDI will deliver a minimum of (****) vials (1x each) of cryopreserved iPS cell-derived terminal cells from a single iPS cell clone for each donor sample. Requisite cell plating and maintenance media, if applicable, will be included with the cells.

If AZ chooses (****) as the Differentiated Cells, then (****) flasks of live cells (the (****) flasks are equivalent to (****) Units which is a sufficient number of fresh cells to yield (****) confluent (****)-well plates) of live cells will be sent. As of the Effective Date, (****) are not yet available as cryopreserved cells.

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EXHIBIT B: Additional Terms and Conditions for MyCell Services
MyCell Work Plan

This Exhibit B is part of the Centre of Excellence Agreement between AstraZeneca UK Limited and Cellular Dynamics International, Inc., dated December 3, 2012 (the “Agreement”). Any capitalized term not defined in this Exhibit B shall have the meaning set forth in the Agreement.

Additional Terms and Conditions that shall apply to MyCell iPS Services specified in Exhibit B of the Agreement (“MyCell Work Plan”).

1.0	Definitions. The following definitions shall apply:

1.0.1	“Differentiated Cells” shall refer to the differentiated terminal cell types created from iPS Cells by CDI from the AZ Materials and supplied to AZ under the MyCell Work Plan.

1.0.2	“iPS Cells” shall refer to the custom induced pluripotent stem cells created by CDI from the AZ Materials under the MyCell Work Plan.

1.0.3
“Improvements” shall refer to any modifications, revisions, alterations, enhancements, and/or betterments of or relating to the iPS Cells or Differentiated Cells which are conceived, created, or developed by AZ.

2.0	iPS Reprogramming Services

2.0.1
iPS Cells. Subject to this Section 2.0.1, CDI shall carry out the MyCell Work Plan above to create and deliver to AZ the quantity of iPS Cells and Differentiated Cells specified in the MyCell Work Plan. AZ acknowledges that due to the quality, characteristics, quantity or impurities of AZ Materials supplied to CDI, it may not be reasonably possible for CDI to generate iPS Cells and/or Differentiated Cells from AZ Material. CDI agrees that it will use commercial reasonable attempts to reprogram the AZ Materials into iPS Cells and generate Differentiated Cells pursuant to and as described in the MyCell Work Plan, but having done so, if CDI cannot deliver iPS Cells and/or Differentiated Cells as described in the MyCell Work Plan, the MyCell Work Plan shall be deemed completed.

2.0.2
CDI Licenses. The iPS Cells and the methods used by CDI to create them are covered by certain patents, pending patents and other Intellectual Property owned or licensed by CDI and as listed on Schedule 1 to this Exhibit B hereto. The Differentiated Cells are also covered by certain patents, pending patents and other Intellectual Property owned or licensed to CDI as listed on Schedule 1 to this Exhibit B.

i.
CDI grants AZ and its Affiliates a worldwide, non exclusive, perpetual, non-transferable, fully paid-up license to use the iPS Cells and Differentiated Cells solely for AZ’s and its Affiliates Research Purposes and subject to the use restrictions in this

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Exhibit B and any applicable third party license restrictions or requirements included in Schedule 1 to this Exhibit B.

ii.
No other license or right, express or implied, in or to the iPS Cells, or Differentiated Cells or the methods used to create them or other CDI Intellectual Property is conveyed by the delivery of the iPS Cells. Neither CDI nor its licensor, (****) makes any warranty or representation as to the validity, scope, or enforceability of the patents owned or licensed to CDI as listed in Exhibit 1 to this Exhibit B.

2.0.3
AZ Covenant. AZ, its successors and assigns, hereby covenants and warrants that it will (****). For the avoidance of doubt, AZ has no obligation to notify CDI of (****). AZ is not granting any rights to and retains all rights to any and all findings and data and Intellectual Property relating to the performance of AZ’s products, platforms, compounds or molecules in connection with its use of the iPS Cells or Differentiated Cells.

2.0.4
Patent Challenge. If AZ challenges the validity of any of the patents licensed from (****) as listed on Schedule 1 to this Exhibit B, then AZ agrees that it shall pay a reasonable royalty to CDI to continue to use and have the license granted to AZ pursuant to this Section 2.0. If AZ fails to pay the reasonable royalty, CDI may terminate the license granted pursuant to this Section 2.0 and AZ shall cease to have the rights to use the iPS Cells. If CDI elects to terminate the license hereunder, AZ agrees to return any iPS Cells in its possession.

3.	Use Restrictions of iPS Cells.

3.1	AZ and its Affiliates may only propagate up to (****) microtiter plates (or up to (****) cells) of live iPS Cells derived from any one donor at any one time in all of its facilities worldwide.

3.2
The iPS Cells may be used for AZ’s and its Affiliates Research Purposes only and shall not be used for Commercial Purposes. AZ’s and its Affiliates’ use of the iPS Cells is also subject to any CDI User’s Guide for the same, if applicable. AZ and its Affiliates shall not transfer the iPS Cells or any additional iPS Cells propagated by AZ and its Affiliates to any third party without CDI’s prior written consent such consent not to be unreasonably withheld.

3.3
AZ may differentiate the iPS Cells using publicly available or its own differentiation methods. Any differentiated cells AZ creates from iPS Cells may not be sold or transferred by AZ. AZ shall not use CDI’s patented and/or proprietary methods for differentiation of the iPS Cells, and no license to use such methods is conveyed herein. AZ may not Reverse Engineer the iPS Cells. No right to make, have made, offer to sell, or sell

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the iPS Cells is implied by the sale or delivery of the iPS Cells. AZ shall not use the iPS Cells in humans, in clinical trials or for diagnostic purposes involving human subjects in any therapeutic uses, nor for any purpose in contravention of any applicable law, regulation, ordinance, or institutional review board approved protocol.

3.4	For information on obtaining additional rights from CDI after the Effective Date, please contact Support@cellulardynamics.com.

4.	Use Restrictions of Differentiated Cells.

4.0
The Differentiated Cells may only be used for Research Purposes. AZ’s use of the Differentiated Cells is also subject to any CDI User’s Guide for the same, if applicable. AZ shall not transfer the Differentiated Cells to any third party without CDI’s prior written consent.

4.1
AZ shall not Reverse Engineer the Differentiated Cells in any way. No right to make, have made, offer to sell, or sell the Differentiated Cells is implied by the sale or delivery of the Differentiated Cells. AZ shall not use the Differentiated Cells in humans, in clinical trials or for diagnostic purposes involving human subjects for any therapeutic purposes, nor for any purpose in contravention of any applicable law, regulation, ordinance, or institutional review board approved protocol.

5	Use by CDI. CDI shall use the iPS Cells or Differentiated Cells created for AZ for as set forth in Section 8.0.6 of the Agreement.

6
Liability. Other than as specified herein, AZ shall be solely responsible for any loss, damages, claims or expenses arising from or related to AZ’s receipt, use, storage, transfer or disposal of the iPS Cells or Differentiated Cells.

7
Warranties. Other than as expressly set forth in the MyCell Work Plan and the Agreement, CDI makes no representations or warranties, express or implied, including without limitation warranties related to the merchantability or fitness of the iPS Cells or Differentiated Cells for a particular purpose, or non infringement and all iPS Cells and Differentiated Cells are provided by CDI “as is” and without warranties of any kind.

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SCHEDULE 1 to EXHIBIT B MyCell Work Plan
Patents and Third Party Licenses
Patents related to iPS Cells and Differentiated Cells: See www.cellulardynamics.com\patents and Exhibit E of this Agreement
CDI is also a licensee of certain Intellectual Property listed below relating to the iPS Cells and Differentiated Cells from (****). Such patents are listed on Exhibit F to the Agreement :

Cardiomyocytes, Neurons, and (****):

The Differentiated Cells may contain a blasticidin resistance (BSD) gene sold under licensing arrangements between Cellular Dynamics International and Life Technologies Corporation. The purchase of Differentiated Cells conveys to the Customer the limited, non-transferable right under U.S. Patent No.5,527,701 and corresponding Patent Rights to use the purchased amount of the Differentiated Cells and components of the Differentiated Cells for Research Purposes conducted by the Customer (whether the Customer is an academic or for-profit entity). The Customer cannot sell or otherwise transfer (a) these Differentiated Cells, (b) its components, or (c) materials made by the employment of these Differentiated Cells or its components to a third party or otherwise use these Differentiated Cells or its components or materials made by the employment of these Differentiated Cells or its components for Commercial Purposes. In this context Commercial Purposes means any activity other than Research Purposes, including but not limited to: (i) use of these Differentiated Cells or its components in manufacturing or in quality assurance/quality control; (ii) use of these Differentiated Cells or its components to provide a service, information, or data for a fee or other consideration if such service, information or data uses or is generated using detection or selection with the BSD gene; (iii) use of these Differentiated Cells or its components for therapeutic, diagnostic or prophylactic purposes; or (iv) resale of these Differentiated Cells or its components, whether or not these Differentiated Cells or its components are resold for use in research. Further information on purchasing licenses under the above patent may be obtained by contacting the Business Development Department, Life Technologies Corporation, 5791 Van Allen Way, Carlsbad, CA 92008. Phone (760) 603-7200. Email: outlicensing@invitrogen.com.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT C
CUSTOM CELL DEVELOPMENT WORK PLAN
(****)

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EXHIBIT C Work Plan for Cellular Dynamics International (CDI) & Astrazeneca (AZ):

Human induced pluripotent stem cell (hiPSC)-derived (****)

Objective
- Provide hiPSC-derived (****)
- Ensure both sufficient quantity, quality, and long-term access to hiPSC-derived(****)

Step #	Main task	Sub tasks (in more detail)	Responsible	Deliverables/Assessment	Duration/Timeline
1	Production and delivery of hiPSC derived (****)	Isolate and deliver hiPSC-(****) to AstraZeneca in sufficient quantity for subsequent (****)	CDI: Deliver (****) to AZ AZ: Verify characteristics and functionality of delivered (****)	CDI: Deliver (****) to AZ AZ: Data sharing on (****)	Timeline: TBD (****) proposed timeline for the project up to delivery of (****) Cell
1(a)	Identification and isolation of hiPSC derived(****)
Develop a strategy to derive sufficient #s of (****) at a purity appropriate for the intended assay formats (see below). Project development and preliminary screen is expected to require 1 - 3x10^8 cells.

Study Design –
Identify the emergence and developmental window of (****).
ó   Monitor for the emergence of a(****).

Identify sufficient #s of (****) at a purity to enable functional use by AstraZeneca:
ó   (****) will be sufficient to enable (****) proliferation and (****) to a purity as defined in 1(d) with a CDI-supplied standard protocol
–   Final (****) purity will be sufficient to fulfill the requirements of this section 1(d).

			CDI: Identify and isolate (****) population at a volume and purity anticipated to fulfill the characterizations and functional assays delineated in this workplan	(****): (****)will be identified and isolated by CDI. Data shared with AZ will include, but not necessarily be limited to: ó (****)	Timeline: TBD
CONFIDENTIAL

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Step #	Main task	Sub tasks (in more detail)	Responsible	Deliverables/Assessment	Duration/Timeline
1(b)	(****)	Develop(****)	CDI: (****) techniques Ship (****) to AZ. AZ: Verify receipt of cells, viability, and cell number.
CDI:  Shipment of (****) to AZ in sufficient quantities for (****) number currently estimated to be (****)

Protocol transfer from CDI to AZ for (****)
AZ:  confirmation of receipt and verification of (****) cell number and viability after (****)
Timeline: TBD
1(c)	(****)	(****)
CDI:  Transfer analytical and training protocols to AZ personnel

Ship sufficient (****) to AZ to allow completion of (****). Specific amounts will be agreed upon by both parties.

AZ:  Conduct and analyze (****) data

Results will be shared among CDI and AZ.

CDI to ship to AZ (****) that have met the pre-defined characteristics in sufficient number to complete characterization

Upon receipt of the cells AZ will perform (****) analysis for agreed upon markers of:
ó   (****) relative expression
ó   (****) relative expression
ó   (****) relative expression

(****). Investigation of additional markers will be at the discretion of AstraZeneca, but not a requirement for this step.
Timeline: TBD
CONFIDENTIAL

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Step #	Main task	Sub tasks (in more detail)	Responsible	Deliverables/Assessment	Duration/Timeline
1(d)	(****)
Proliferation and Differentiation of (****) .  The ability of (****) will be assayed. Development efforts will target a (****) but shall not exceed (****).

Assays to define the (****) score shall match the workflow for the screening assay.
CDI: (****) AZ: Functionally characterize (****)
CDI to ship to AZ that have met the characteristics (****) defined in section 1(c).

Upon receipt of the cells AZ will (****) and verify that they can (****) to enable the following assay endpoints.
I. . (****)

AZ may wish to undertake additional assays to assess (****). CDI will provide technical assistance but these assays would not impact completion of this workplan
a.(****)
b.(****)
c.(****)
Share results with CDI

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Step #	Main task	Sub tasks (in more detail)	Responsible	Deliverables/Assessment	Duration/Timeline

1(e)	Cell delivery	(****)	CDI: (****) AZ: confirm receipt	(****) to enable the first chemical screens to (****) Control data shall be shared with CDI, but results from (****)	TBD

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Exhibit D
List Prices of iCell Commercial Products

iCell PRODUCT PRICING
Product Description	Unit Size	CDI Catalog Number	Price
iCell Cardiomyocytes	1X	CMC-100-010-001	$(****)
iCell Cardiomyocytes	5X	CMC-100-010-005	$(****)
iCell Cardiomyocytes Maintenance Media	1X	CMM-100-120-001	$(****)
iCell Cardiomyocytes Maintenance Media	5X	CMM-100-120-005	$(****)
iCell Endothelial Cells	1X	ECC-100-010-001	$(****)
iCell Neurons	1X	NRC-100-010-001	$(****)
iCell Neurons Maintenance Media	1X	NRM-100-121-001	$(****)
iCell Neurons Media Supplement	1X	NRM-100-031-001	$(****)
iCell Hepatocytes (pre-commercial)	5X	HCC-100-010-001P	$(****)

(****).

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EXHIBIT E    CDI CONFIDENTIAL
CDI Patents
Note: All patent applications listed below include any foreign equivalents thereof.

Title	Application Number	Filing Date	Publication Number	Pub Date
(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)	(****)

(****)	(****)	(****)	(****)

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		EXHIBIT F			CDI CONFIDENTIAL
CDI In-Licensed Patent Portfolio
Note: All patents and applications listed below include any foreign equivalents thereof.
Institution	Excl/Nonexcl	Title	US Patent #	US Application #	US Provisional #	US Publication #

	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)

	(****)	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****) (****)
	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)
	(****)	(****)		(****)		(****)
	(****)	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)	(****) (****)
	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****) (****)
	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)

	(****)	(****)	(****)	(****)
	(****)	(****)	(****)	(****)

	(****)	(****)	(****)	(****)		(****)
	(****)	(****)	(****)	(****)		(****)

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		EXHIBIT F		CDI CONFIDENTIAL
CDI In-Licensed Patent Portfolio
Note: All patents and applications listed below include any foreign equivalents thereof.
Institution	Excl/Nonexcl	Title	US Patent #	US Application #	US Provisional #	US Publication #
	(****)	(****)	(****)	(****)		(****)
	(****)	(****)	(****)	(****)		(****)
	(****)	(****)		(****)		(****)
	(****)	(****)		(****)		(****)

	(****)	(****)	(****)

	(****)	(****)	(****)	(****)

	(****)	(****)		(****)	(****)	(****)

	(****)	(****)	(****)	(****)		(****)

	(****)	(****)		(****)	(****)	(****)

	(****)	(****)	(****)	(****)

	(****)	(****)	(****)	(****)		(****)
	(****)	(****)	(****)	(****)		(****)
	(****)	(****)	(****)	(****)		(****)
	(****)	(****)		(****)		(****)
	(****)	(****)	(****)	(****)		(****)
	(****)	(****)	(****)	(****)		(****)
	(****)	(****)	(****)	(****)		(****)

	(****)	(****)		(****)	(****)(****)(****)	(****)
	(****)	(****)	(****)	(****)		(****)

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		EXHIBIT F		CDI CONFIDENTIAL
CDI In-Licensed Patent Portfolio
Note: All patents and applications listed below include any foreign equivalents thereof.
Institution	Excl/Nonexcl	Title	US Patent #	US Application #	US Provisional #	US Publication #
	(****)	(****)	(****)	(****)		(****)
	(****)	(****)		(****)
	(****)	(****)	(****)	(****)	(****)	(****)
	(****)	(****)			(****)
	(****)	(****)		(****)	(****)	(****)
	(****)	(****)		(****)	(****)	(****)

9416365_1

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